ORITANI FINANCIAL CORP.

Raymond James 2014 U.S. Bank Conference

September 3, 2014

Presented by:
Kevin J. Lynch - *President & CEO*
John M. Fields, Jr – *EVP/CFO*

Forward-Looking Statements

- This presentation contains forward-looking statements, which can be identified by the use of words such as "estimate," "project," "believe," "intend," "anticipate," "plan," "seek," "expect" and words of similar meaning. These forward-looking statements include, but are not limited to:
  - statements of our goals, intentions and expectations;
  - statements regarding our business plans, prospects, growth and operating strategies;
  - statements regarding the asset quality of our loan and investment portfolios; and
  - estimates of our risks and future costs and benefits.
- These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.
- The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:
  - changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements;
  - general economic conditions, either nationally or in our market areas, that are worse than expected; estimates of our risks and future costs and benefits.
  - competition among depository and other financial institutions;
  - inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments;
  - adverse changes in the securities markets;
  - our ability to enter new markets successfully and capitalize on growth opportunities;
  - our ability to successfully integrate acquired entities, if any;
  - changes in consumer spending, borrowing and savings habits;
  - changes in our organization, compensation and benefit plans;
  - our ability to continue to increase and manage our commercial and residential real estate, multi-family, and commercial and industrial loans;
  - possible impairments of securities held by us, including those issued by government entities and government sponsored enterprises;
  - the level of future deposit premium assessments;
  - the impact of the current recession on our loan portfolio (including cash flow and collateral values), investment portfolio, customers and capital market activities;
  - changes in the financial performance and/or condition of our borrowers; and
  - the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Securities and Exchange Commission, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters.
- Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.

An Overview of Oritani



PASSAIC COUNTY
BERGEN COUNTY
Ramsey
Woodcliff Lake
Park Ridge
Township of Washington
Ho-Ho-Kus
Emerson
Paterson
New Milford
Hackensack
Bergenfield
Teaneck
Clifton
Ridgefield Park
Palisades Park
Ridgefield
Cliffside Park
Fairview
Upper Montclair
North Bergen
ESSEX COUNTY
Union City
HUDSON COUNTY
Jersey City

County	Rank	Branches	Company Deposits in Market ($000)	Deposit Market Share (%)	Projected Population Change 2014-2019 (%)	Median HH Income 2014 ($)	Projected HH Income Change 2014-2019 (%)
Bergen	9	17	1,202,593	2.89	2.77	79,746	3.45
Hudson	17	5	142,395	0.49	4.58	59,841	8.75
Passaic	16	2	69,962	0.65	0.77	53,787	2.28
Essex	29	1	28,936	0.12	1.03	52,919	3.52
Total		**25**	**1,443,886**				
New Jersey Franchise					**2.82**	**75,988**	**3.92**
State of New Jersey					**1.64**	**69,176**	**3.62**
National					**3.50**	**51,579**	**4.58**

- Oritani Bank is a New Jersey-chartered savings bank headquartered in the Township of Washington, New Jersey, with a longstanding history of community banking since 1911
- Focuses on organic growth of loan portfolio through commercial real estate and multifamily loan originations
  - Gross loans have increased from $1.5 billion on June 30, 2010 to $2.5 billion as of June 30, 2014
- Operates 25 branches in demographically attractive Northern New Jersey
  - One of the largest community banking institutions in Northern New Jersey
  - Oritani ranks 9th in deposit market share in Bergen County with 17 branches; ranks 3rd among New Jersey based institutions
- Converted to MHC structure on January 24th, 2007, raising $122 million of gross proceeds
- Completed second-step conversion transaction on June 24th, 2010 raising $414 million of gross proceeds; experienced strong organic growth thereafter

Source: SNL Financial. Deposit information as of June 30, 2013
New Jersey Franchise demographic information weighted by deposits by county

An Overview of Oritani (continued)

ORITANI FINANCIAL CORP.

Stockholder Information			
Dividends		**Market Information**	
Regular Dividend Yield	4.44%	**Market Cap (mm)**	$684.3
Dividend Yield Including Special Dividends	6.02%	**Book Value**	$11.57
		Price/Book	130%
Ownership			
Institutional	64%	**Price/EPS**	15.7x
Insider	5%		

Note: Stockholder information based on a closing stock price of $15.04 on 8/27/2014

Fiscal Year Financial Highlights

ORITANI FINANCIAL CORP.

Dollars in Thousands (except per share amounts)	FY 2014	FY 2013	YoY Change
Assets	$3,140,200	$2,831,922	**10.9%**
Net Loans	$2,503,894	$2,275,782	**10.0%**
Deposits	$1,580,975	$1,419,703	**11.4%**
Net Income	$41,059	$39,544	**3.8%**
Basic Earnings Per Share	$0.96	$0.94	**2.1%**
TBV Per Share	$11.57	$11.43	**1.2%**
Dividend Yield*	6.02%	6.85%	**(12.1%)**
ROAA	1.40%	1.43%	**(2.1%)**
Efficiency Ratio	38.4%	36.7%	**4.8%**
Non-Performing Assets	$21,822	$25,652	**(14.9%)**

- Balance sheet strategies have had a significant positive impact on earnings
- Improved overall credit quality and decreasing provision for loan losses
- Strong profitability driven by one of the lowest efficiency ratios in the country
- Operating at one of the highest ROAs in the country
- Strong deposit growth
- Special dividends enhanced robust dividend yield

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year

* Includes the impact of special dividends of $0.25 paid in December 2013 and $0.40 paid in December 2012; based on average stock price for each respective period

Strong Asset Growth Trajectory

- Oritani continues to execute its strategic plan of organic growth primarily through loan originations
  - Strong and steady results through a challenging environment

Dollars in thousands



$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$1.19B
$1.44B
$1.91 B
$2.48 B
$2.59 B
$2.70 B
$2.83 B
$3.14 B
14.8% CAGR
2007
2008
2009
2010
2011
2012
2013
2014
Total Assets

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year

Double Digit Loan Growth

ORITANI FINANCIAL CORP.

- Oritani's focus on commercial real estate and multifamily loans has been a source of strength

Dollars in thousands



$2,800,000
$2,400,000
$2,000,000
$1,600,000
$1,200,000
$800,000
$400,000
$0
$0.77 B
$1.02 B
$1.30 B
$1.53 B
$1.70 B
$2.02 B
$2.31 B
$2.54 B
18.6% CAGR
2007
2008
2009
2010
2011
2012
2013
2014
Residential
Multi-family
Commercial Real Estate
Second Mortgage and Equity
Construction and Land
Other + Deferred Fees

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year

Disciplined Underwriting Culture

- Oritani has maintained disciplined underwriting standards and a proactive approach to problem assets which have resulted in pristine asset quality, a reduced level of problem assets, and a significantly decreased loan loss provision

Dollars in thousands



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.66%
0.74%
0.78%
0.91%
0.69%
2010
2011
2012
2013
2014
Loan Loss Provision
NPAs/ Assets

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year

Continued Focus on Deposit Growth

- Oritani's deposit gathering efforts, particularly for core deposits, have resulted in improved funding costs for the Company and significant increases in core deposits
  - Seven year compounded annual growth rate of 20.9% for core deposits and 12.4% for total deposits since 2007

Dollars in thousands



$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
$0.70 B
$0.70 B
$1.13 B
$1.29 B
$1.38 B
$1.39 B
$1.42 B
$1.58 B
3.18%
3.44%
2.75%
1.76%
1.21%
0.93%
0.62%
0.58%
2007
2008
2009
2010
2011
2012
2013
2014
Time Deposits
Non-Time Deposits
Cost of Deposits

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year

Strong Net Interest Margin

- Oritani's spread and margin increased steadily through 2013. Although erosion occurred in 2014, the margin still remains strong
- This performance has been attained despite operating in an environment that places significant pressure on spread and margin
- Oritani's peers have experienced significant margin decline since 2012. Oritani's margin remains higher than the peer median

Dollars in thousands


4.00%
3.50%
3.00%
2.50%
2.00%
3.25%
3.57%
3.36%
3.60%
3.55%
3.64%
3.69%
3.36%
3.50%
3.30%
2010
2011
2012
2013
2014
ORIT Net Interest Margin
Peer Median Net Interest Margin

Financial data is presented for Oritani's Fiscal Year Ended June 30. Peer group detailed on page 19

Fiscal 2014 Loan Originations by Reprice / Maturity Date

- Oritani has remained disciplined in this period of contracting margins and has been unwilling to underwrite loans with undue interest rate risk

(Dollars in thousands)

Adjustable Rate	
Repricing In:	
1 Year or less	$6,142
1 - 3 Years	150,359
3 - 5 Years	306,556
5 - 7 Years	50,395
7 - 10 Years	9,200
Total Adjustable Originations	**$522,652**
Fixed Rate	
Maturing In:	
5 Years or less	$2,077
5 - 10 Years	42,270
greater than 10 years	36,133
Total Fixed Originations	**$80,480**
Total Originations	**$603,132**

Limited Interest Rate Risk in the Loan Portfolio

ORITANI FINANCIAL CORP.

- Oritani has always maintained discipline regarding interest rate risk. Over 30% of the loan portfolio matures or reprices within 3 years and over 70% matures or reprices within 5 years

Loan Portfolio as of June 30, 2014

Stratified By Earlier of Reprice or Maturity Date

(Dollars in thousands)

Repricing or Maturing Within:	Balance	% of Portfolio
1 Year or less	$180,937	7%
1 - 3 Years	613,834	24%
3 - 5 Years	1,023,877	40%
5 - 7 Years	228,960	9%
7 - 10 Years	148,809	6%
Greater than 10 year	348,929	14%
Total Loans	**$2,545,346**	**100%**

71% of the portfolio reprices within 5 years

Robust Profitability In Volatile Environment

ORITANI FINANCIAL CORP.

Net Income Trends Since 2nd Step Conversion *(Dollars in thousands except per share amounts)*



$50,000
$40,000
$30,000
$20,000
$10,000
$0
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$8,364
$28,507
$31,650
$39,544
$41,059
$0.15
$0.54
$0.72
$0.94
$0.96
2010
2011
2012
2013
2014
Net Income
Basic Earnings Per Share

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year

Comparison of ROAA Results to Peers

ORITANI FINANCIAL CORP.

ROAA Trends Since 2nd Step Conversion



1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.41%
1.13%
1.21%
1.43%
1.40%
0.73%
0.85%
0.75%
0.79%
0.77%
2010
2011
2012
2013
2014
ORIT ROAA
Median Peer ROAA

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year. Peer group is detailed on page 19

Continued Focus on Cost Control

- Oritani has been keenly focused on controlling costs while growing top line revenues


70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
35.0%
30.0%
48.2%*
54.1%
36.7%
58.2%
37.7%
56.1%
36.7%
60.6%
38.4%
60.8%
2010
2011
2012
2013
2014
ORIT Efficiency Ratio
Median Peer Efficiency Ratio

*Excludes non-recurring expense associated with the accelerated vesting of stock awards and options triggered by the second step transaction and income from problem loan dispositions. Including these items, the actual efficiency ratio was 62.5%

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year. Peer group is detailed on page 19

Dividend Yield

ORITANI FINANCIAL CORP.

- Oritani has provided shareholders with a significantly higher dividend yield than its peers



8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
6.3%
4.6%
2.2%
6/30/2010
9/30/2010
12/31/2010
3/31/2011
6/30/2011
9/30/2011
12/31/2011
3/31/2012
6/30/2012
9/30/2012
12/31/2012
3/31/2013
6/30/2013
9/30/2013
12/31/2013
3/31/2014
6/30/2014
ORIT Regular Dividend Yield
ORIT Dividend Yield Inclusive of Special Dividends
Peer Average

Source: SNL Financial. Peer group is detailed on page 19. Peer average excludes special dividends
Based on average stock price for each respective quarter

Shareholder Friendly Capital Management

- Oritani strives to balance its strategy of deploying excess capital in a shareholder friendly manner while also maintaining healthy capital levels
  - June 22, 2011: Announced share repurchase program for 10% of outstanding shares
  - September 14, 2011: Announced second share repurchase for another 10% of outstanding shares
  - November 14, 2011: Announced third share repurchase program for 5% of outstanding shares, with 815,461 shares yet to be repurchased as of August 26, 2014
  - November 20, 2012: Declared special dividend of $0.40 per share
  - April 25, 2013: Increased quarterly dividend to $0.175 per share
  - November 26, 2013: Declared special dividend of $0.25 per share

	2010	2011	2012	2013	2014
Tier 1 Ratio	38.4%	34.2%	23.2%	20.9%	19.1%
Total RBC Ratio	39.6%	35.5%	24.5%	22.2%	20.2%
Tier 1 To Average Assets	31.6%	25.1%	19.0%	18.3%	17.1%
TCE Ratio	26.0%	24.9%	18.9%	18.3%	16.8%
Dividends Per Share*	$0.18	$0.375	$0.50	$1.025	$0.95
Share Repurchase Plan?	-	✓	✓	✓	✓
Common Shares Outstanding	56,202,485	55,513,265	45,198,765	45,391,031	45,499,332

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year
* Includes special dividends

QUESTIONS
&
ANSWERS

ORITANI FINANCIAL CORP.

Appendix: Oritani Peer Data

ORITANI FINANCIAL CORP.

Institution Name	Ticker	City, State	Total Assets ($mm)
Investors Bancorp, Inc.	ISBC	Short Hills, NJ	$17,457
NBT Bancorp Inc.	NBTB	Norwich, NY	7,870
Sterling Bancorp	STL	Montebello, NY	7,251
Brookline Bancorp, Inc.	BRKL	Boston, MA	5,587
Flushing Financial Corporation	FFIC	Lake Success, NY	4,854
Dime Community Bancshares, Inc.	DCOM	Brooklyn, NY	4,302
Lakeland Bancorp, Inc.	LBAI	Oak Ridge, NJ	3,480
Kearny Financial Corp. (MHC)	KRNY	Fairfield, NJ	3,510
Hudson Valley Holding Corp.	HVB	Yonkers, NY	3,225
Northfield Bancorp, Inc.	NFBK	Woodbridge, NJ	2,690
First of Long Island Corporation	FLIC	Glen Head, NY	2,524
OceanFirst Financial Corp.	OCFC	Toms River, NJ	2,329
Suffolk Bancorp	SUBK	Riverhead, NY	1,765
		Average	$5,142
		Median	$3,510

Source: SNL Financial as of the most recent reported quarter